                                                                  EXHIBIT 10.18

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") dated as of January 17, 2003 is by and among APPLICA INCORPORATED (the "Borrower"), a Florida corporation, and each of its Subsidiaries identified on the signature pages hereof, the Lenders identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).

                                   WITNESSETH

         WHEREAS, the Borrower, the Subsidiaries, the Lenders and Bank of America, N.A., in its capacity as Agent are parties to that certain Credit Agreement, dated as of December 28, 2001, amended April 26, 2002 (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, Applica Consumer Products, Inc., a Florida corporation ("Applica Consumer Products"), a Subsidiary party to the Credit Agreement, desires to enter into a factoring arrangement with THE CIT GROUP/COMMERCIAL SERVICES, INC. and in connection therewith Borrower desires to obtain additional revolving loans in respect of balance owing to Applica Consumer Products from time to time under such factoring arrangement; and

         WHEREAS, the Lenders are willing to consent to such factoring arrangements subject to the terms and conditions specified in this Second Amendment to amend certain terms of the Credit Agreement as set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       The Credit Agreement is hereby amended as follows:

                  (a) by adding to Annex A to the Credit Agreement in proper alphabetical location new definitions as follows:

                  "Amount Due From Factor" means at any date of determination thereof, an amount equal to the credit balance due to Applica Consumer Products under the Factoring Agreement on such date as reflected on any applicable Factor Status Report delivered to the Agent, less, without duplication, the Factor Reserve, or, in the absence of the timely delivery to the Agent of a Factor Status Report on any date, an amount determined by Agent in sole and absolute discretion.

                  "Credit Risk" means, with respect to any Factored Account, the risk that such Account is not paid, in whole or in part, due to the Account Debtor's financial inability to pay.

                  "Factor" means The CIT Group/Commercial Services, Inc., a New York corporation, and its successors and assigns.

                  "Factor Assignment Agreement" means the Assignment of Factoring Credit Balances and Intercreditor Agreement, dated January 17, 2003, among Applica Consumer Products, Factor and Agent.

                  "Factor Risk Account" means an Account, or any portion thereof, submitted by Applica Consumer Products to Factor under the Factoring Agreement with respect to which a Factor bears the Credit Risk on such date and which is not otherwise scheduled on Factor's books as in dispute or a deduction.

                  "Factor Reserve" means the amount which at any time may be charged to Applica Consumer Products under the Factoring Agreement or withheld from sums otherwise due to Applica Consumer Products under the Factoring Agreement, including, without limitation, (i) interest,
         (ii) fees, (iii) commissions, (iv) ledger debt, (v) deductions, (vi) charge backs, (vii) reserves taken by Factor, (viii) deductions for credit loss sharing, (vix) any customer deductions, (vx) any Factor Risk Accounts which are not paid in full because of a dispute (real or alleged), (vxi) any Account with respect to which Applica Consumer Products has breached any of the warranties or representations set forth in the Factoring Agreement, (vxii) any early payment anticipation deducted by a customer on any account, (vxiii) any Account with respect to which Factor does not have the Credit Risk which is not paid in full when due for any reason, and (vxiv) payments received by Factor on client risk accounts receivable which Factor is required at any time or for any reason to turnover or return (including, without limitation, payments made by Factor in connection with preference claims asserted in a bankruptcy or other insolvency proceeding), which amount is determined based upon statements provided by Factor or, in the absence of such current statements, as determined by the Agent in its reasonable discretion.

                  "Factor Status Report" means status or similar reports or accountings issued by Factor from time to time under the Factoring Agreement and setting forth the status of the Factor Risk Accounts and any other Account factored under the Factoring Agreement.

                  "Factoring Agreement" means the Factoring Agreement, dated January 17, 2003, between Applica Consumer Products and Factor, as amended.

                  "Non-Factored Eligible Account" means an Account which arises in the ordinary course of Borrower's business from the sale of Inventory, which is due from an Account Debtor none of whose Accounts has been assigned to Factor under the Factoring Agreement, and which in all other respects constitutes an Eligible Account.

                  (b) by deleting the definition of "Borrowing Base" set forth in Annex A to the Credit Agreement and by restating such definition as follows:

                      "Borrowing Base" means, at any time, an amount equal to:

                      (a) (i) 85% of the Net Amount of Non-Factored Eligible Accounts;

                                         plus

                               (ii) the lesser of:

                                    (A) $15,000,000 or
                                    (B) 85% of the Amount Due From Factor;

                                         plus

                               (iii) the lesser of

                                    (A) $100,000,000 or
                                    (B) the lesser of (I) 70% of the Cost Value
                               of Eligible Inventory or (II) 85% of the Net
                               Orderly Liquidation Value;

                                         minus;

                      (b) without duplication, the Reserves and the Factor
                          Reserve.

                      Notwithstanding the foregoing, in no event shall the
             aggregate amount of Revolving Loans outstanding at any date (a) as measured by Eligible Inventory comprised of In-Transit Inventory exceed (i) $24,500,000 with respect to In-Transit Inventory destined for a United States port of entry, or (ii) $3,500,000 with respect to In-Transit Inventory destined for a Canadian port of entry, or (b) as measured by Eligible Non-Factored Accounts and Eligible Inventory of Applica Canada exceed the Applica Canada Sublimit.

                      For purposes of the calculation of the Borrowing Base, (1)
             the value of Non-Factored Eligible Accounts and Eligible Inventory shall be calculated based on Dollar Equivalents at any date of determination, and (2) the value of Eligible Inventory consisting of In-Transit Inventory shall be net of all duty, freight, taxes, costs, insurance and other charges and expenses which customarily pertain to such In-Transit Inventory.

         2. The effectiveness of this Second Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Agent):

                  (a) The Agent shall have received executed counterparts of this Factor Intercreditor Agreement duly executed by the Factor, the Loan Parties, and the Agent; and

                  (b) The Agent shall have received executed counterparts of this Second Amendment duly executed by the Loan Parties, the Agent and the Lenders; and.

                  (c) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Second Amendment.

         3. The Borrower and the Guarantors represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Loan Parties set out in Article 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period),
(ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Agent's and the Lenders' execution and delivery of this Second Amendment.

         4. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Second Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under Article 13 of the Credit Agreement or the other Loan Documents.

         5. The Borrower and the Guarantors hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  (ii) This Second Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Second

         Amendment.

         6. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

         7. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

         8. This Second Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.


                                     "BORROWER"


                                     APPLICA INCORPORATED, a Florida
                                     corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                                     "GUARANTORS"


                                     APPLICA CONSUMER PRODUCTS, INC., a
                                     Florida corporation



                                     By: /s/ Adam L. Kaplan
                                        ---------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                    [Signatures continued on following page]

                                     APPLICA CANADA CORPORATION, a
                                     Nova Scotia corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                                     WD DELAWARE, INC., a Delaware corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                                     HP INTELLECTUAL CORP., a Delaware
                                     corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                                     WINDMERE HOLDINGS CORPORATION, a
                                     Delaware corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                                     HP DELAWARE, INC., a Delaware corporation



                                     By: /s/ Adam L. Kaplan
                                        --------------------------------------
                                     Name:  Adam L. Kaplan
                                     Title: Treasurer


                    [Signatures continued on following page]

                                  HPG LLC, a Delaware limited liability company



                                  By: /s/ Adam L. Kaplan
                                     ------------------------------------
                                  Name:  Adam L. Kaplan
                                  Title: Treasurer


                                  HP AMERICAS, INC., a Delaware corporation



                                  By: /s/ Adam L. Kaplan
                                     ------------------------------------
                                  Name:  Adam L. Kaplan
                                  Title: Treasurer


                                  "AGENT"


                                  Bank of America, N.A., as the Agent



                                  By: /s/ Stuart A. Hall
                                     ------------------------------------
                                  Name: Stuart A. Hall
                                  Title: Vice President


                                  "LENDERS"


                                  Bank of America, N.A., as a Lender



                                  By: /s/ Stuart A. Hall
                                     ------------------------------------
                                  Name: Stuart A. Hall
                                  Title: Vice President

                    [Signatures continued on following page]

                                     FLEET CAPITAL CORPORATION, as a Lender



                                     By: /s/ Kristina Lee
                                     ------------------------------------
                                     Name: Kristina Lee
                                     Title: Vice President


                                     CONGRESS FINANCIAL CORPORATION
                                     (FLORIDA), as a Lender



                                     By: /s/ Joseph R. Blasetti
                                        ---------------------------------
                                     Name: Joseph R. Blasetti
                                     Title: A.V.P.


                                     LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation, as agent for Standard Federal Bank National Association, as a Lender



                                     By:       /s/ Patrick Aarons
                                        ---------------------------------
                                     Name: Patrick Aarons
                                     Title: Vice President


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as a Lender



                                     By: /s/ Jeffrey D. Morse
                                        ---------------------------------
                                     Name: Jeffrey D. Morse
                                     Title: Duly Authorized Signatory


                                     PNC BANK, NATIONAL ASSOCIATION, as a
                                     Lender



                                     By: /s/ Jundie Cadiena
                                        ---------------------------------
                                     Name: Jundie Cadiena
                                     Title: Vice President


                                     HSBC BUSINESS CREDIT (USA), INC., as a
                                     Lender



                                     By: /s/ Jimmy Schwartz
                                        ---------------------------------
                                     Name: Jimmy Schwartz
                                     Title: Vice President